================================================================================
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

  DIRECTORS:
  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Agustin Santamarina V.
  Jaime Serra Puche

  OFFICERS:
  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer

  INVESTMENT ADVISER --
  Impulsora del Fondo Mexico, S.A. de C.V.

  CUSTODIAN AND TRUSTEE --
  Bancomer, S.A.

  TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

  COUNSEL --
  Dechert Price & Rhoads
  Creel, Garcia-Cuellar y Muggenburg, S.C.

  This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.


================================================================================

  ----------------------------------------------------------------------------

    ------------------------------------------------------------------------

      -------------------------------------------------------------------

                 [LOGO OF THE MEXICO FUND, INC. APPEARS HERE]

                                   THE MEXICO
                                   FUND, INC.

                                  (Unaudited)
            -------------------------------------------------------
                                Quarterly Report
                                 July 31, 1997

      -------------------------------------------------------------------
                             www.themexicofund.com
  ----------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
THIRD QUARTER REPORT
JULY 31, 1997
HIGHLIGHTS
 .  The Fund's third quarter of fiscal year 1997 ended July 31, 1997.

 . On July 6, 1997, federal and local elections were held in Mexico, and the development and results of the elections were well perceived, both domesti-cally and internationally.

 . During the second quarter of calendar year 1997, Mexico's gross domestic product (GDP) increased 8.8% in real terms, compared with the same period one year earlier.

 . Mexico's inflation rate for the twelve months ended July 31, 1997 amounted to 19.70%, compared with 27.7% for the twelve-month period ended December 31, 1996.

 . The rate of exchange of the Mexican peso against the US dollar ended this period at a level of Ps. 7.809.

 . Interest rates of the 28-day Cetes (treasury bills) declined 200 basis points, from 19.7% at the end of April 1997, to 17.7% at the end of the third fiscal quarter.

 . The Mexican Stock Exchange (Bolsa) index continued to reach new historical levels and increased 37% in US dollar terms during the third fiscal quarter.

 . The Fund has implemented an Internet page to improve communications with shareholders and the investing public. The Fund's Web Site is located at WWW.THEMEXICOFUND.COM

 . During the third fiscal quarter, the Fund's net asset value (NAV) and price per share increased 36% and 46%, respectively.

 . The Fund's per share discount between market price and NAV ended July 1997 at a level of 15%, but increased to approximately 21% by mid September 1997.

 . Total volume of Fund shares traded on all US consolidated markets during the first three quarters of fiscal year 1997 amounted to 49.5 million shares, compared with 49.7 million shares outstanding.

 . The Fund's Board of Directors declared a dividend of 24.0 cents per share, payable on October 31, 1997, to shareholders of record on September 30, 1997.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC
TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POLITICAL AND ECONOMIC COMMENTS.
 On July 6, 1997, Mexican citizens elected all members of the Chamber of Depu-ties, 25% of the Senate and seven State governors including, for the first time, the Governor of Mexico City. Previously the mayor of Mexico City was ap-pointed by the President. The following are some of the most important results of the elections: the Institutional Revolutionary Party (PRI) won four state governorships and lost its previous majority position in the Chamber of Depu-ties, the National Action Party (PAN) won two State governorships and the Demo-cratic Revolutionary Party (PRD) won Mexico City's governorship. The develop-ment of the elections and their results were positively perceived, both domes-tically and internationally.

 During the second quarter of calendar 1997, the Mexican GDP increased 8.8% in real terms, and 7% during the first half of calendar year 1997, both compared with the same periods of 1996. During the second quarter, the manufacturing in-dustry was the most dynamic sector of the economy and increased 12.0%, and within this sector, the textile sector increased 16.6%; the commerce, restau-rants and hotels sector increased 11.7%; the construction industry increased 11.5%; the transportation, storage and communications sector increased 11.2%; the agriculture, fisheries and livestock sectors increased 10.4%; the mining sector increased 5.9%; the financial sector increased 6.7% and the communal services sector increased 4.1%.

 The Mexican trade balance surplus continued to register a declining trend. The first monthly deficit since January 1995, equivalent to $18 million, was regis-tered during July 1997. During the first seven months of calendar year 1997, the Mexican trade balance registered a surplus of $2.07 billion, 54% lower com-pared with that achieved during the same period of 1996. The reason for this trade surplus decline is a faster growth rate of imports compared to exports. During this seven-month period, total imports increased by 22% to $59.75 bil-lion, while total exports increased 16% to $61.83 billion. The dynamic perfor-mance of the economy explains, in part, the significant increase of the growth of imports.

 Domestic inflation rates, which are measured by the increase of the consumer price index (CPI) as calculated by Banco de Mexico (central bank) continued to show a declining trend. For the twelve months ended July 31, 1997, the infla-tion rate registered a level of 19.7%, compared with 52% and 28% during 1995 and 1996, respectively. The annual inflation target set by the Mexican authori-ties for the end of 1997 is approximately 15%.

 Domestic interest rates have performed in a stable manner. Yield on 28-day Cetes (treasury bills) started this third fiscal quarter at 19.7% and ended 200 basis points lower at 17.7%. By the end ofAugust 1997, the interest rate paid on these instruments registered 17.5%, the lowest level since the 1994 devalua-tion of the peso.

 The Mexican peso has shown relative strength compared to the US dollar. At the end of the third fiscal quarter, the rate of exchange of the peso ended at Ps.
7.809 per US dollar, 0.7% lower compared with Ps. 7.861 at the end of calendar year 1996. This decline of the rate of exchange of the Mexican peso and an in-flation rate of 9.61% during the same period have created a real revaluation of the peso in relation to the US dollar.

THE BOLSA AND FUND PERFORMANCE.
 The positive results shown by the main Mexican economic indicators, combined with the positive performance of the US and other equity markets, have gener-ated optimistic expectations about the Mexican Stock Exchange, resulting in new historical nominal levels of the Bolsa index, which increased 37% and 52% in US dollar terms during

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
the third fiscal quarter and the first seven months of calendar year 1997, re-spectively.

 The Fund's per share market price and NAV reflected the positive behavior of the Bolsa. The Fund's per share market price increased 46% and 54% during the third fiscal quarter and the first seven months of calendar year 1997, respec-tively, while the NAV per share increased 36% and 48% during the same respec-tive periods. At the end of July 1997, the Fund's per share price closed at a level of $23 and the Fund's NAV per share closed at $27.17, reflecting a market price discount to NAV of 15%. By mid September 1997, the Fund's discount regis-tered levels of approximately 21%.

 Fund shares continued to register high trading levels. During the first nine months of fiscal year 1997, a total of 49.5 million Fund shares traded on all US consolidated markets, almost equivalent to the 49.7 million shares outstand-ing. During the third fiscal quarter, the total volume of shares traded amounted to 16.7 million.

 The Board of Directors has declared a dividend of 24.0 cents per share to shareholders of record on September 30, 1997, payable on October 31, 1997. This dividend is comprised entirely of net investment income and is subject to a 0% Mexican withholding tax rate.

DIVIDEND REINVESTMENT PLAN.
 The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Fund's common stock through the reinvestment of net investment income and capital gains distributions. Under the terms of the Plan, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent.
 American Stock Transfer & Trust Company
 Attention: Dividend Reinvestment Department
 40 Wall Street
 New York, NY 10005
 (212) 936-5100

COMMUNICATIONS WITH SHAREHOLDERS.
 For the benefit of the Fund's shareholders and the investing public, the Fund has implemented a Web Site that contains, among other information, a daily up-date of the Fund's NAV per share, market price, discount or premium, and total net asset level. We invite shareholders and individuals interested in informa-tion about the Fund to consult the Fund's Web Site at the following Internet address:
 WWW.THEMEXICOFUND.COM

 The Adviser prepares a Monthly Summary Report with information relating to the Fund, as well as other indicators of the Mexican economy and the Bolsa. This report is available, free of charge, on the Fund's Web Site, or by mail, if re-quested by writing to the Adviser at:
 Impulsora del Fondo Mexico, sa de cv.
 77 Aristoteles St., 3rd Floor
 11560, Mexico, D.F.
 MEXICO

 Additionally, the Fund has made arrangements to improve communications with Fund shareholders and the investing public through a toll free telephone number and a liaison office. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials available from the Fund. The office will also be able to direct your inquiries regarding

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
other Fund matters to the appropriate firms or individuals. Please refer your information requests to:

 GEORGESON & COMPANY INC.
 Manor Complex--Suite 1300
 564 Forbes Avenue
 Pittsburgh, PA 15219
 (800) 224-4134

Sincerely yours,

/s/ JOSE LUIS GOMEZ PIMIENTA              /s/ JUAN GALLARDO T.

JOSE LUIS GOMEZ PIMIENTA                  JUAN GALLARDO T.
President                                 Chairman of the Board
September 18, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      GERMAN INVESTORS ARE ADVISED THAT THE FUND HAS A GERMAN DOMESTIC TAX
                                REPRESENTATIVE:
                                     degab
                       Gesellschaft fur Anlageberatung mbH
                       Guiollettstr. 48
                       D-60325 Frankfurt am Main
                       Tel: 069-910-31830 (Herr Symmank)
                          069-910-31831 (Frau Meilinger-Gresser)
                       Fax: 069-910-31877

                            SHAREHOLDER INFORMATION

   Daily NAV and market price for the Fund's shares are available on the Fund's Web Site at:
                             WWW.THEMEXICOFUND.COM
   Weekly comparative NAV and market price information about the Fund's shares is published in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the New York Stock Exchange Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stutgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JULY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        PERCENT
                                                                         VALUE          OF NET
 INDUSTRIES      DIV   SHARES HELD   COMMON STOCK (96.37%)    SERIES    (NOTE 1)        ASSETS
-----------------------------------------------------------------------------------------------
 CEMENT
  INDUSTRY               7,327,000 Apasco, S.A. de C.V. ...      *   $   56,296,581       4.17%
                        13,331,958 Cemex, S.A. de C.V. ....    CPO       66,924,415       4.95
                                                                     --------------     ------
                                                                        123,220,996       9.12
-----------------------------------------------------------------------------------------------
                                   Carso Global Telecom,
 COMMUNICATIONS         10,036,994  S.A. de C.V. ..........     A1       43,186,451       3.20
                   (a)   1,268,200 Grupo Televisa, S.A. ...    CPO       19,423,322       1.44
                                   Telefonos de Mexico,
                        10,000,000  S.A. de C.V. ..........      A       27,724,421       2.05
                                   Telefonos de Mexico,
                        10,000,000  S.A. de C.V. ..........      L       27,660,392       2.05
                                                                     --------------     ------
                                                                        117,994,586       8.74
-----------------------------------------------------------------------------------------------
                                   Consorcio ARA, S.A. de
 CONSTRUCTION      (a)   1,300,000  C.V. ..................      *        5,094,122       0.38
                                   Consorcio Hogar, S.A. de
                   (a)   2,100,000  C.V. ..................      B        3,920,861       0.29
                                   Corporacion Geo, S.A. de
                   (a)   1,900,000  C.V. ..................      B       10,705,596       0.79
                                   Empresas ICA, Sociedad
                                    Controladora, S.A. de
                        10,747,992  C.V. ..................      *       33,032,630       2.45
                                                                     --------------     ------
                                                                         52,753,209       3.91
-----------------------------------------------------------------------------------------------
                                   Coca-Cola Femsa, S.A. de
 CONSUMER GOODS          3,430,000  C.V. ..................      L       19,238,571       1.42
                                   Fomento Economico
                                    Mexicano, S.A. de
                         8,342,000  C.V. ..................      B       66,872,737       4.95
                                   Grupo BAFAR, S.A. de
                   (a)     940,000  C.V. ..................      B        1,564,861       0.12
                                   Grupo Continental,
                         7,500,000  S.A. ..................      *       20,649,251       1.53
                                   Grupo Industrial Bimbo,
                         8,103,000  S.A de C.V. ...........      A       64,853,054       4.80
                                   Grupo Industrial Maseca,
                        17,097,000  S.A. de C.V. ..........      B       21,018,210       1.56
                                   Grupo Modelo, S.A. de
                         9,275,000  C.V. ..................      C       86,110,578       6.37
                                   Jugos del Valle, S.A. de
                   (a)     818,000  C.V. ..................      B        1,592,214       0.12
                         6,275,000 Sistema Argos, S.A. ....      B       10,606,992       0.78
                                                                     --------------     ------
                                                                        292,506,468      21.65
-----------------------------------------------------------------------------------------------
 FINANCIAL                         Grupo Financiero Banamex
  GROUPS           (a)   7,078,450  Accival, S.A. de C.V. .      B       20,848,297       1.54
                                   Grupo Financiero Banamex
                   (a)     470,944  Accival, S.A. de C.V. .      L        1,263,449       0.09
                                   Grupo Financiero
                   (a)  25,000,009  Bancomer, S.A de C.V. .      B       18,504,297       1.37
                                   Grupo Financiero
                   (a)     555,556  Bancomer, S.A de C.V. .      L          305,915       0.02
                                   Grupo Financiero BBV-
                                    Probursa, S.A. de
                   (a)  10,736,561  C.V. ..................      B        3,767,214       0.28
                                   Grupo Financiero
                         3,927,000  Inbursa, S.A. de C.V. .      B       18,908,336       1.41
                                   Grupo Financiero
                                    Inverlat Recovery
                (a)(b)         --   Trust..................                       --      0.00
                                   Grupo Financiero
                                    Santander Mexicano,
                   (a)     993,448  S.A. de C.V. ..........      B           1,351,059    0.10
                                                                     --------------     ------
                                                                            64,948,567    4.81
-----------------------------------------------------------------------------------------------
 HOLDINGS               10,000,001 Alfa, S.A. de C.V. .....      A          81,956,725    6.07
                                   Corporacion
                                    Interamericana de
                   (a)     600,000  Entretenimiento, S.A. .      B           2,919,708    0.22
                         3,975,000 Cydsa, S.A. ............      A          13,234,729    0.98
                         1,789,190 Desc, S.A. de C.V. .....      A          16,038,328    1.19
                         6,506,190 Desc, S.A. de C.V. .....      B          60,821,087    4.50
                                   Grupo Carso, S.A. de
                         8,000,000  C.V. ..................     A1          63,926,239    4.73
                                   Grupo Imsa, S.A. de
                         2,762,000  C.V. ..................    UBC           8,877,731    0.66
                                   San Luis Corporacion,
                         2,983,000  S.A. de C.V. ..........    CPO          23,148,905    1.71
                         4,496,237 Vitro, S.A. ............      *          20,440,058    1.51
                                                                     --------------     ------
                                                                           291,363,510   21.57
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JULY 31, 1997 (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                 PERCENT
                                                                      VALUE      OF NET
 INDUSTRIES     DIV SHARES HELD COMMON STOCK (CONTINUED)   SERIES    (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
 IRON & STEEL                   Altos Hornos de Mexico,
  INDUSTRY      (a)   5,000,000  S.A. de C.V ...........      *   $   13,125,880   0.97%
                                Grupo Simec, S.A. de
                (a)   4,500,000  C.V. ..................      B          881,675   0.07
                      3,837,000 Hylsamex, S.A. de C.V. .    BCP       25,403,112   1.88
                                Industrias CH, S.A. de
                (a)   1,540,000  C.V. ..................      B        7,198,105   0.53
                                Tubos de Acero de
                (a)     889,000  Mexico, S.A. ..........      *       17,065,066   1.26
                                                                  -------------- ------
                                                                      63,673,838   4.71
----------------------------------------------------------------------------------------
 MINING                         Grupo Mexico, S.A. de
  INDUSTRY            7,560,000  C.V. ..................      B       30,979,639   2.29
                                Industrias Penoles, S.A
                      4,000,000  de C.V. ...............      *       18,184,146   1.35
                                                                  -------------- ------
                                                                      49,163,785   3.64
----------------------------------------------------------------------------------------
                                Kimberly-Clark de
 PAPER               21,000,000  Mexico, S.A. de C.V. ..      A       99,500,576   7.37
----------------------------------------------------------------------------------------
                                ACER Computec Latino
 RETAIL TRADE   (a)   2,120,000  America, S.A. de C.V. .      *        7,872,967   0.58
                      6,718,501 Cifra, S.A. de C.V. ....      A       12,664,404   0.94
                     38,698,422 Cifra, S.A. de C.V. ....      B       74,631,609   5.52
                     16,232,807 Cifra, S.A. de C.V. ....      C       28,062,863   2.08
                                Controladora Comercial
                                 Mexicana, S.A. de
                     16,000,000  C.V. ..................    UBC       15,776,668   1.17
                (a)   1,747,000 ECE, S.A. de C.V. ......      *        2,393,764   0.18
                                Grupo Corvi, S.A. de
                (a)   3,000,000  C.V. ..................    UBL        2,135,997   0.16
                                                                  -------------- ------
                                                                     143,538,272  10.63
----------------------------------------------------------------------------------------
                                Corporacion Mexicana de
                                 Restaurantes, S.A. de
 SERVICE        (a)   7,822,000  C.V. ..................      B        3,035,044   0.22
----------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                 (Identified Cost --
                                  $575,880,643).........           1,301,698,851  96.37
----------------------------------------------------------------------------------------
                                                                                 PERCENT
                       FACE       SHORT-TERM SECURITIES               VALUE      OF NET
 SECURITIES            VALUE             (3.39%)                     (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
                    $45,835,480 Bancomer, S.A., 19.45%,
                                 dated 07/31/97, due
                                 08/01/97, repurchase
                                 price $45,860,244,
 REPURCHASE                      collateralized by
 AGREEMENTS                      Udibonos...............          $   45,835,480   3.39%
----------------------------------------------------------------------------------------
                                TOTAL SHORT-TERM
                                 SECURITIES (Identified
                                 Cost--$45,835,480).....              45,835,480   3.39
----------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS
                                 (Identified Cost--
                                 $621,716,123)..........           1,347,534,331  99.76
                                OTHER ASSETS IN EXCESS
                                 OF LIABILITIES.........               3,243,531   0.24
                                                                  -------------- ------
                                NET ASSETS (Equivalent
                                 to $27.17 Per Share on
                                 49,715,907 Shares of
                                 Capital Stock
                                 Outstanding)...........          $1,350,777,862 100.00%
                                                                  -------------- ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 8 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (identified cost -- $575,880,643)..  $1,301,698,851
 Short-term securities (identified cost --
   $45,835,480)..................................      45,835,480
                                                   --------------
  Total investments (identified cost --
    $621,716,123)................................                 $1,347,534,331
Dividends receivable.............................                      5,921,027
Receivables from securities sold.................                        581,979
Interest receivable..............................                         24,764
                                                                  --------------
  Total assets...................................                  1,354,062,101
                                                                  --------------
LIABILITIES:
Payables:
 Investment adviser (Note 2).....................         834,706
 Trustee (Note 4)................................          11,033
                                                   --------------
  Total payables.................................                        845,739
Payables for securities purchased................                      1,816,174
Accrued expenses and other liabilities...........                        622,326
                                                                  --------------
  Total liabilities..............................                      3,284,239
                                                                  --------------
NET ASSETS -- Equivalent to $27.17 Per Share on
 49,715,907 shares of capital stock outstanding
 (Note 6)........................................                 $1,350,777,862
                                                                  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE NINE MONTHS ENDED JULY 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends...........................................  $ 19,584,252
 Interest and discount earned........................     7,206,678
                                                       ------------
 Total income........................................               $ 26,790,930
Expenses:
 Investment advisory fee (Note 2)....................     5,123,376
 Administrative services (Note 3)....................       262,500
 Trustee fee (Note 4)................................        81,086
 Value-added taxes (Note 1)..........................       833,786
 Printing, distribution and mailing of shareholder
  reports............................................       276,002
 Legal fees..........................................       119,939
 Directors' fees.....................................       104,792
 Directors' expenses.................................        18,099
 Accounting and audit fees...........................        73,618
 Custodian fees......................................        30,753
 Transfer agent and dividend disbursing fees.........        15,750
 Shareholders' information...........................        32,247
 Stock exchange fees.................................        26,574
 Miscellaneous.......................................       135,919
                                                       ------------
 Operating expenses..................................                  7,134,441
                                                                    ------------
 Net investment income (Note 1)......................                 19,656,489
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 5):
 Proceeds from sales.................................    48,281,787
 Cost of securities sold.............................    21,655,690
                                                       ------------
 Net realized gain (loss) on investments.............    26,626,097
 Net realized gain (loss) from foreign currency
  transactions.......................................       510,724
                                                       ------------
 Net realized gain (loss) on investments and foreign
  currency transactions..............................                 27,136,821
Unrealized gain (loss) on investments and translation
 of assets and liabilities in foreign currency:
 End of period (Note 5)..............................   725,818,208
 Beginning of period.................................   276,165,119
                                                       ------------
 Net increase (decrease) in unrealized gain on
  investments........................................   449,653,089
 Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency................       536,356
                                                       ------------
 Net unrealized gain (loss) on investments and
  translation of assets and liabilities in foreign
  currency...........................................                450,189,445
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.               $496,982,755
                                                                    ============

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE
                                          NINE MONTHS ENDED        FOR THE
                                            JULY 31, 1997         YEAR ENDED
                                             (UNAUDITED)       OCTOBER 31, 1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income...................   $   19,656,489        $ 24,968,180
Net realized gain (loss) on investments
 and foreign currency transactions......       27,136,821            (722,805)
Net unrealized gain (loss) on
 investments and translation of assets
 and liabilities in foreign currency....      450,189,445         172,950,648
                                           --------------        ------------
Net increase in net assets resulting
 from operations........................      496,982,755         197,196,023
Dividends to shareholders from net
 investment income......................       (7,954,545)        (21,342,679)
                                           --------------        ------------
 Total increase in net assets...........      489,028,210         175,853,344
NET ASSETS:
Beginning of period.....................      861,749,652         685,896,308
                                           --------------        ------------
End of period...........................   $1,350,777,862 (A)    $861,749,652 (A)
                                           ==============        ============

See Notes to Financial Statements.
(A) Including undistributed net investment income and net realized gain on investments of $12,062,309 and $9,819,065(B), respectively, as of July 31, 1997 and accumulated net investment loss and net realized gain on investments of $(150,359) and $0(B), respectively, as of October 31, 1996.
(B) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

--------------------------------------------------------------------------------

                            FOR THE
                          NINE MONTHS
                             ENDED
                           JULY 31,             FOR THE YEAR ENDED OCTOBER 31,
THE MEXICO FUND, INC.        1997      --------------------------------------------------------
FINANCIAL HIGHLIGHTS      (UNAUDITED)    1996      1995         1994         1993        1992
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $    17.33   $  13.80  $  33.48**  $    28.88** $    24.91** $  25.60**
                          ----------   --------  --------    ----------   ----------   --------
 Net investment income
  (loss)(Note 1)........        0.40       0.50      0.59**        0.21**       0.58**     0.50**
 Net gain (loss) on
  investments and
  translation of foreign
  currency(Note 1)......        9.60       3.46    (19.21)**       4.89**       8.77**     3.85**
                          ----------   --------  --------    ----------   ----------   --------
Total from investments
 operations.............       10.00       3.96    (18.62)**       5.10**       9.35**     4.35**
                          ----------   --------  --------    ----------   ----------   --------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....       (0.16)     (0.43)      --          (0.27)       (0.49)     (0.48)
 Distributions to common
 shareholders from net
 capital  gains.........         --         --      (0.01)        (0.23)       (2.48)     (1.03)
                          ----------   --------  --------    ----------   ----------   --------
Total dividends and
 distributions..........       (0.16)     (0.43)    (0.01)        (0.50)       (2.97)     (1.51)
                          ----------   --------  --------    ----------   ----------   --------
 Tax return of capital..         --         --      (0.05)          --           --         --
                          ----------   --------  --------    ----------   ----------   --------
 Capital charge
 resulting from issuance
 of fund shares.........         --         --      (1.00)          --         (2.41)     (3.53)
                          ----------   --------  --------    ----------   ----------   --------
 Net asset value, end of
 period.................  $    27.17   $  17.33  $  13.80    $    33.48   $    28.88   $  24.91
                          ==========   ========  ========    ==========   ==========   ========
 Market value per share,
 end of period..........  $    23.00   $  14.13  $  12.25    $    31.38   $    27.00   $  23.25
                          ==========   ========  ========    ==========   ==========   ========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............      64.09%     18.77%   (60.79%)       15.39%       27.41%      8.12%
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses...............       0.93%*     1.00%     1.14%         0.92%        1.08%      1.08%
 Net investment income
  (loss)................       2.56%*     2.93%     3.24%         0.63%        2.27%      1.89%
SUPPLEMENTAL DATA:
 Net assets at end of
  period(in 000's)......  $1,350,778   $861,750  $685,896    $1,248,094   $1,075,948   $654,917
 Portfolio turnover
  rate..................       4.89%      9.57%    10.61%         3.89%        5.14%     15.59%
 Average Commission Rate
  Paid..................  $   0.0038   $ 0.0026

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                               (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                          -------------------------------------------------------------
                             QUARTER ENDED        QUARTER ENDED       QUARTER ENDED
                               07/31/1997           04/30/1997          01/31/1997
                          --------------------- ------------------- -------------------
                            TOTAL     PER SHARE  TOTAL    PER SHARE  TOTAL    PER SHARE
                          ----------  --------- --------  --------- --------  ---------
Investment Income.......  $   14,801   $ 0.30   $  8,205   $ 0.16   $  3,785   $ 0.08
Net Investment Income...  $   12,230   $ 0.25   $  5,913   $ 0.12   $  1,513   $ 0.03
Net realized gain (loss)
 on investments.........  $   16,622   $ 0.33   $  2,127   $ 0.04   $  7,877   $ 0.16
Net realized gain (loss)
 from foreign currency
 transactions...........  $     (220)  $(0.00)  $   (276)  $(0.01)  $  1,006   $ 0.02
Net increase (decrease)
 in unrealized gain on
 investments............  $  329,266   $ 6.62   $  9,760   $ 0.20   $110,628   $ 2.23
Net unrealized gain
 (loss) on translation
 of assets and
 liabilities in foreign
 currency...............  $    1,018   $ 0.02   $   (403)  $(0.01)  $    (79)  $(0.00)
Net asset value.........  $1,350,778   $27.17   $997,828   $20.07   $980,706   $19.73

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
JULY 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in secu-rities, primarily equity but also fixed income securities, listed on the Mexi-can Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in "Peso (P)" were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at July 31, 1997, was P 7.809 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded on the Fund's books, and the U.S. dollar equivalent of the amount actu-ally received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the nine months ended July 31, 1997, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is not subject to Mexican income taxes. The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed until August 31, 1998. The annual fee payable to the Adviser under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to be-

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
come the trustee. Under this new arrangement, effective October 5, 1995, Bancomer receives an amount denominated in Mexican pesos per month for three years, subject to a monthly increase linked to the Mexican Consumer Price In-dex, monthly cumulative basis, which for the nine months ended July 31, 1997, amounted to $81,086.

5. PURCHASES AND SALES OF INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the nine months ended July 31, 1997, were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $48,246,832
Fixed Income Securities............................................         --
                                                                    -----------
  Total Purchases.................................................. $48,246,832
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $48,281,787
Fixed Income Securities............................................         --
                                                                    -----------
  Total Sales...................................................... $48,281,787
                                                                    ===========

 As of July 31, 1997, net unrealized gain on investments for Federal income tax purposes aggregated to approximately $ 726 million, of which approximately $ 773 million related to appreciated securities and approximately $ 47 million related to depreciated securities. The aggregate cost of investments at July 31, 1997, for Federal income tax purposes was approximately $ 622 million.

6. CAPITAL STOCK:

 At July 31, 1997, there were 150,000,000 shares of $ 1.00 par value common stock authorized, of which 49,967,732 shares were issued, 49,715,907 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Com-pany sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994, Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 As of July 31, 1997, net assets were comprised of the following:

Common Stock.................................................... $   49,715,907
Additional paid-in capital......................................    562,178,531
Undistributed net investment income.............................     12,062,309
Undistributed net realized gain on investments..................      9,819,065
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency......    717,002,050
                                                                 --------------
                                                                 $1,350,777,862
                                                                 ==============

 Accumulated net realized gains (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

7. CAPITAL GAINS:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, the shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protec tion) to cover such losses. As a con-sequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Fund may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of July 31, 1997, due to the uncertainty regarding its ultimate realization.